EXECUTION COPY
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                                  Exhibit 10.26

            AMENDMENT NO. 1 TO SUBORDINATED SECURED CREDIT AGREEMENT

                          dated as of October 11, 2002

                                  by and among

                     SAFETY COMPONENTS INTERNATIONAL, INC.,

               AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED

                                       and

            AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL GMBH & CO. KG,

                                  as Borrowers,

  THE OTHER SUBSIDIARIES OF SAFETY COMPONENTS INTERNATIONAL, INC. NAMED HEREIN

                                 as Guarantors,

                          KEYBANK NATIONAL ASSOCIATION

                             as Administrative Agent

                                       and

                               FLEET NATIONAL BANK

                                       and

                          KEYBANK NATIONAL ASSOCIATION

                                   as Lenders
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

            AMENDMENT NO. 1 TO SUBORDINATED SECURED CREDIT AGREEMENT

      THIS AMENDMENT NO. 1 TO SUBORDINATED SECURED CREDIT AGREEMENT, dated as of October 11, 2002 (this "Amendment"), by and among (1) SAFETY COMPONENTS INTERNATIONAL, INC., a Delaware corporation ("Safety Components"), AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED, a company organized under the laws of the United Kingdom, and AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL GMBH & CO. KG, a company organized under the laws of the Federal Republic of Germany, as borrowers (the "Borrowers"), (2) the direct and indirect subsidiaries of Safety Components listed on the signature pages hereto as guarantors (the "Guarantors"), (3) KEYBANK NATIONAL ASSOCIATION ("KeyBank") and FLEET NATIONAL BANK, as lenders (the "Lenders"), and (4) KeyBank, as administrative agent for the Lenders (the "Administrative Agent").

                                  WITNESSETH:

      WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent have heretofore entered into that certain Subordinated Secured Credit Agreement, dated as of October 11, 2000 (as supplemented by that certain Supplement to Subordinated Secured Credit Agreement, dated as of October 13, 2000 and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

      WHEREAS, the Borrowers have advised the Lenders that they desire to obtain a one-year extension of the Credit Agreement, which currently provides for of a $20,900,000 two-year term loan facility due on October 11, 2002, of which $15,861,000 is outstanding on the date hereof (the "Term Loans");

      WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent have agreed (i) to amend the Credit Agreement to provide for an extension of the maturity date of the Term Loans for an additional one-year period ending on October 10, 2003 on substantially the same terms and conditions set forth in the Credit Agreement, (ii) to provide for a prepayment of the principal amount of the Term Loans in the amount of $5,000,000, (iii) to provide for certain quarterly principal payments in respect of the Term Loans and (iv) to amend the Credit Agreement in certain other respects as set forth herein.

      NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1 Certain Defined Terms. The following terms (whether or not underscored) when used in this Amendment, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof, as the case may require):

      "Amendment" is defined in the preamble.

      "Amendment No. 1 to Intercreditor Agreement" means that certain Amendment No. 1 to the Intercreditor and Subordination Agreement, dated of even date herewith, by and among the Senior Lender, the Administrative Agent and the Lenders.

      "Amendment No. 2 to Loan and Security Agreement" means that certain Amendment No. 2 to Loan and Security Agreement, dated of even date herewith, by and among the Senior Lender, the Borrowers and the Guarantors.

      "Credit Agreement" is defined in the first recital.

      SECTION 1.2 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.

                                   ARTICLE II

                                    AMENDMENT

      SECTION 2.1 Amendment to Schedule 3 of the Credit Agreement (Definitions). The definition of "Maturity Date" is amended by deleting the date "October 11, 2002" and replacing it with the date "October 10, 2003".

      SECTION 2.2 Amendment to Article 3 of the Credit Agreement (Mandatory Prepayments). Article 3 is hereby amended to read in its entirety as follows:

                  "SECTION 3.1 On or prior to the date which is 45 days after the last day of each of Safety Component's fiscal quarters ending on or about September 30, 2002 and December 31, 2002, to the extent Consolidated EBITDA exceeds $3,750,000 for such fiscal quarter, the Borrowers shall make a mandatory prepayment of the Term Loans in an amount equal to 65% of the amount of Consolidated EBITDA in excess of $3,750,000.

                  SECTION 3.2 On or prior to the date which is (a) 90 days after the last day of Safety Component's fiscal quarter ending on or about March 31, 2003 and (b) 45 days after the last day of Safety Component's fiscal quarter ending on or about June 30, 2003 (the fiscal quarters ending on or about March 31, 2003 and June 30, 2003 are hereinafter referred to as the "Specified Fiscal Quarters"), the Borrowers shall make mandatory prepayments of the Term Loans in an amount equal to the greater of (i) to the extent Consolidated EBITDA exceeds $3,750,000 for such fiscal quarter, 65% of the amount of Consolidated EBITDA in excess of $3,750,000 and (ii) $1,000,000; provided that,


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

                  if (A) for any of the thirty (30) consecutive days immediately prior to the date of any such prepayment, the aggregate Excess Availability (as defined in Senior Exit Facility Credit Agreement) of Borrowers shall have been less than $5,000,000 or (B) as of the date of any such prepayment and after giving effect thereto, the aggregate Excess Availability of the Borrowers shall be less than $5,000,000, then the amount of such prepayment shall be the amount specified in clause (i) above; provided, further, that in the case of any prepayment which is less than $1,000,000 in the aggregate (or in the event that no prepayment is made because Consolidated EBITDA is less than $3,750,000) for any Specified Fiscal Quarter because of the application of clauses (A) and (B) above, a subsequent prepayment shall thereafter be made by Borrowers with respect to such Specified Fiscal Quarter in an amount equal to $1,000,000 less the amount previously prepaid in respect of such Specified Fiscal Quarter so long as the aggregate Excess Availability of Borrowers shall have been not less than $5,000,000 for each of the thirty (30) consecutive days immediately prior to the date of any subsequent prepayment and as of the date of any such subsequent prepayment and after giving effect thereto, the aggregate Excess Availability of Borrowers shall be not less than $5,000,000. For purposes of calculating the amount of Excess Availability pursuant to this Section, the Maximum Credit (as defined in the Senior Exit Facility Credit Agreement) shall be deemed to be $35,000,000."

                                  ARTICLE III

                              CONDITIONS PRECEDENT

      This Amendment shall be effective as of the date hereof, subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Article III.

      SECTION 3.1 Execution and Delivery of Documents.

            (a) The Administrative Agent and the Lenders shall have received a duly authorized and executed copy of this Amendment;

            (b) The Administrative Agent and the Lenders shall have received duly authorized and executed copies of Amendment No. 1 to the Intercreditor Agreement and Amendment No. 2 to Loan and Security Agreement, in form and substance satisfactory to the Administrative Agent and the Lenders, pursuant to which the Senior Lender consents to the terms of this Amendment; and


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

            (c) To the extent not previously delivered to the Administrative Agent, the Administrative Agent and the Lenders shall have received duly authorized and executed copies of all Security Documents and guarantees, including any supplements or amendments to any of the foregoing, required to be delivered by any Borrower or Guarantor under the Credit Agreement in form and substance satisfactory to the Administrative Agent and the Lenders.

      SECTION 3.2 Compliance with Warranties, No Default, etc. The following statements shall be true and correct as of the date hereof after giving effect to the amendments contemplated hereby:

            (a) the representations and warranties set forth in Article VI of the Credit Agreement, and to the extent incorporated therein, in Section 8 of the Senior Exit Facility Credit Agreement, shall, in each case, be true and correct with the same effect as if made on the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

            (b) no Event of Default shall have occurred and be continuing.

      SECTION 3.3 Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of any Obligor shall be satisfactory in form and substance to the Lenders and their counsel; and the Lenders and their counsel shall have received all information, approvals, opinions, documents or instruments as the Lenders or their counsel may have reasonably requested.

      SECTION 3.4 Mandatory Prepayment. The Borrowers shall have made a mandatory prepayment of principal of the outstanding Term Loans in the amount of $5,000,000.

      SECTION 3.5 Fees, etc.

            (a) The Borrowers shall have paid pro rata to the Lenders in accordance with their respective outstanding Term Loans a renewal fee in the aggregate amount of $270,000.

            (b) The Borrowers shall have paid in full all reasonable fees and expenses of Jones, Day, Reavis & Pogue, counsel to the Lenders.

            (c) The Borrowers shall have paid in full all other fees and expenses required to be paid to the Lenders or the Administrative Agent on or prior to the date hereof.

      SECTION 3.6 Opinion. The Administrative Agent shall have received a duly executed opinion of Alston & Bird LLP, counsel to the Borrowers and the Guarantors substantially in the form of Exhibit A attached hereto.

      SECTION 3.7 Perfection Certificate. The Administrative Agent shall have received a duly executed and completed perfection certificate from each Borrower and each Guarantor organized in the United States substantially in the form of Exhibit B attached hereto; provided, that within ten (10) business days from the date hereof, each Borrower and each Guarantor shall provide the Administrative Agent with a revised duly executed and completed perfection


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

certificate setting forth updated, true and correct information with respect to Sections 5, 6 and 7 therein.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      In order to induce the Lenders to enter into this Amendment, each Obligor hereby reaffirms, as of the date hereof, its representations and warranties contained in Article VI of the Credit Agreement and additionally represents and warrants unto each Lender as set forth in this Article IV:

      SECTION 4.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Obligor of this Amendment and each other document executed or to be executed by it in connection with this Amendment, are within each such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not:

            (a) contravene any Obligor's organizational documents;

            (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting any Obligor or

            (c) result in, or require the creation or imposition of, any Lien on any of any Obligor's properties.

      SECTION 4.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by any Obligor of this Amendment or any other documents to be executed by any such Obligor in connection with this Amendment.

      SECTION 4.3 Validity, etc. This Amendment constitutes, and each other document executed by each Obligor in connection with this Amendment will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of such Obligor enforceable in accordance with their respective terms.

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

      SECTION 5.1 Ratification of and References to the Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, and each Security Document, guarantee and each other document or instrument entered into in connection therewith, and the obligations of each Obligor thereunder, are hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.


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

      SECTION 5.2 Filings. Each of the Borrowers and Guarantors hereby authorizes the Administrative Agent to file a record or records (as defined in Article 9 of the Uniform Commercial Code), including, without limitation, financing statements, continuation statements and amendments thereto, in all jurisdictions and with all filing offices as the Administrative Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Administrative Agent under the Credit Agreement and the Security Documents, without the signature of the Borrowers and the Guarantors. Such financing statements may describe the Collateral in the same manner as described in the Credit Agreement or the Security Documents or may contain an indication or description of collateral that describes such property in any other manner as the Administrative Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Administrative Agent under the Credit Agreement and the Security Documents, including, without limitation, describing such property as "all assets" or "all personal property." The Borrowers and Guarantors agree that a carbon, photographic or other reproduction of the Credit Agreement or the Security Documents or of a financing statement signed by any of the Borrowers or Guarantors shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

      SECTION 5.3 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

      SECTION 5.4 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrowers, the Guarantors, the Lenders and the Administrative Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 5.5 No Other Consents, Amendments or Waivers. Except for the amendments and consents expressly set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect, and the Lenders expressly reserve the right to require strict compliance with the terms of the Credit Agreement and the other documents executed in connection therewith.

      SECTION 5.6 Governing Law; Entire Agreement. THIS AMENDMENT AND EACH OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. This Amendment and the other documents executed in connection herewith constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supercede any prior agreements, written or oral, with respect thereto.


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

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWERS:                    SAFETY COMPONENTS INTERNATIONAL, INC.

                              By:___________________________________

                              Its:__________________________________



                              AUTOMOTIVE SAFETY COMPONENTS
                              GMBH & CO. KG

                              By:___________________________________

                              Its:__________________________________



                              AUTOMOTIVE SAFETY COMPONENTS
                              INTERNATIONAL LIMITED

                              By:___________________________________

                              Its:__________________________________



GUARANTORS:                   ASCI HOLDINGS GERMANY (DE), INC.

                              By:___________________________________

                              Its:__________________________________



                              ASCI HOLDINGS U.K. (DE), INC.

                              By:___________________________________

                              Its:__________________________________



                              ASCI HOLDINGS MEXICO (DE), INC.

                              By:___________________________________

                              Its:__________________________________



                              ASCI HOLDINGS CZECH (DE), INC.

                              By:___________________________________

                              Its:__________________________________



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

                              AUTOMOTIVE SAFETY COMPONENTS
                              INTERNATIONAL, INC.

                              By:___________________________________

                              Its:__________________________________


                              AUTOMOTIVE SAFETY COMPONENTS
                              INTERNATIONAL, S.A. de C.V.

                              By:___________________________________

                              Its:__________________________________



                              AUTOMOTIVE SAFETY COMPONENTS
                              INTERNATIONAL S.R.O.

                              By:___________________________________

                              Its:__________________________________



                              GALION, INC.

                              By:___________________________________

                              Its:__________________________________



                              SAFETY COMPONENTS FABRIC
                              TECHNOLOGIES, INC.

                              By:___________________________________

                              Its:__________________________________



                              VALENTEC WELLS, LLC (formerly known as Valentec International Corporation, LLC)

                              By:___________________________________

                              Its:__________________________________


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

ADMINISTRATIVE AGENT:         KEYBANK NATIONAL ASSOCIATION

                              By:___________________________________

                              Its:__________________________________



LENDERS:                      KEYBANK NATIONAL ASSOCIATION

                              By:___________________________________

                              Its:__________________________________



                              FLEET NATIONAL BANK

                              By:___________________________________

                              Its:__________________________________


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